UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                    --------

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934




         Date of Report (Date of earliest event reported)  March 23, 2005
                                                          ----------------

                           Clinical Intelligence, Inc.
                           ---------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                     333-110-128               84-1585421
          --------                     -----------               ----------
(State or other jurisdiction           (Commission              (IRS Employer
     Of Incorporation)                 File Number)          Identification No.)


                 1629 York Street, Suite 1023, Denver, CO 80406
                 ----------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code  303-388-8586
                                                  ----------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-OK filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A2 below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b)

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR240,13e-4(c))

Item 4.01  Changes in Registrant's Certifying Accountant.
---------------------------------------------------------

A.

     1.

     (i) The Registrant's Certifying Accountant, Gordon Hughes & Banks LLP, has declined to stand for re-election as Auditor for the company as of March 23, 2005 for the fiscal year ended December 31, 2004.

     (ii) The principal accountant's report on the financial statements for either of the past two years contained no adverse opinion or disclaimer of opinion, or was not modified as to uncertainty, audit scope, or accounting principles.

     (iii) The decision of the Board of Directors to seek a new independent certifying accountant was based entirely on the declination of the former independent certifying accountant to act as Auditor for the company.

     (iv)

          A. There were no disagreements with the former accountant, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the former accountant's satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

          B., C., D, E, (not applicable)

     2. At the date of this Report on Form 8-K, the Registrant has not engaged a new independent certifying accountant.

     3. The Registrant has supplied the former accountant with a copy of this Report on Form 8K, and requested a letter addressed to the Commission stating whether it agrees with the statements made by the issuer. Such letter shall be filed with the Commission by the issuer upon receipt from the former certifying accountant.


                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          Clinical Intelligence, Inc.
                                       ---------------------------------
                                                  (Registrant)


Date:     March 23, 2005
     --------------------------
                                         /s/ Edward H. Hawkins
                                       ---------------------------------
                                       Edward H. Hawkins, Secretary